Realizing our Ever Greater Potential Dennis L. Klaeser David T. Provost EVP and Chief Financial Officer Chief Executive Officer J. Brennan Ryan Thomas C. Shafer EVP and Chief Operating Officer Vice Chairman, Chief Executive Officer of Chemical Bank Katie S. Wendt EVP and Deputy Chief Financial Officer

Forward-Looking Statements & Risk Factors This presentation and the accompanying presentation by management contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," "on track," "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. These statements include, among others, statements regarding our core strategies and disciplines, statements about our big four initiatives and the implementation thereof and other statements about expected developments or events. All statements referencing future time periods are forward-looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. Forward-looking statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors include, without limitation: • our ability to attract and retain new commercial lenders and other bankers as well as key operations staff in light of competition for experienced employees in the banking industry; • operational and regulatory challenges associated with our information technology systems and policies and procedures in light of our rapid growth and systems conversion in 2018; • our ability to grow deposits; • economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • increased cybersecurity risk, including potential network breaches, business disruptions, or financial losses; • increases in competitive pressure in the banking and financial services industry: • the timing of when historic tax credits are placed into service could impact operating expenses: • risks related to potential merges and acquisitions including potential deposit attrition, higher than expected costs, customer loss and business disruption, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters, and the potential inability to identify and successfully negotiate and complete additional successful combinations with potential merger or acquisition partners: • current or future restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; and • economic, governmental, or other factors may prevent the projected population, residential, and commercial growth in the markets in which we operate. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s most recent Annual Report on Form 10-K or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual Report on Form 10-K. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Non-GAAP Financial Measures Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible shareholders' equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, operating expenses-core (which excludes merger and restructuring expenses and impairment of income tax credits), operating expenses-efficiency ratio (which excludes merger and restructuring expenses, impairment of income tax credits and amortization of intangibles), the adjusted efficiency ratio (which excludes significant items, merger and restructuring expenses, impairment of income tax credits, loan servicing rights change in fair value gains (losses), amortization of intangibles, net interest income FTE adjustments, (losses) gains from sale of investment securities and closed branch locations) and other information presented excluding significant items, including net income, diluted earnings per share, return on average assets and return on average shareholders' equity. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Appendix included with this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. 3

About Chemical Financial Corporation q $20.9 billion in assets ▪ Largest banking company headquartered and operating branches in Michigan ▪ Operates 212 banking offices primarily in Michigan, Northeast Ohio and Northern Indiana ▪ Local market knowledge and business development opportunities led by community-based advisory boards ▪ One of the largest trust and wealth management operations of a Michigan-headquartered bank with $5.1 billion in assets under management or custody and another $1.3 billion in assets within the Chemical Financial Advisors Program q Focused on revenue enhancements, realizing operating and business synergies, enhancing organic growth potential and growing market share in key urban markets q $3.3 billion Market Capitalization(1) (1) Based upon CHFC shares outstanding of 71.4 million and a CHFC stock price of $46.86 on October 31, 2018. 4

Overview [Map on left side of page, Emphasize our strategy of ü The largest banking company headquartered in Michigan 1 being the Premier Midwest ü Scalable core strategies and disciplines ü Community Bank Detroit's Hometown Bank same style. ü Proven organic growth initiatives Demonstrated track record of (1) 2 ü Leader in EPS growth among peers organic growth ü Total return out-performed (peers and indices) (1) [same setup, ü (2) Strong performance metrics and ROAA 1.37%, ROAE 10.2%, ROATCE 17.5%, low efficiency ratio ü Consistent EPS growth performance 3 profitability should drive upside ü Continued growth in net interest income Ohio / ü Market share growth ü Revenue enhancements Michigan Realizing our ever greater potential 4 ü Concentrate on achieving cost savings and exploiting business synergy opportunities ü Continue to build out and enhance risk management practices and then regional (1) Source: S&P Global Market Intelligence (2) ROATCE is a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 5 markets (same as following page) Show: Rank, branches, dms, market share Show: GDP For each state and % of gdp in each region, same

Scalable Core Strategies & Disciplines q “Local” community bank ▪ Strong belief in the community banking concept ▪ Community-driven leadership, rapid local response ▪ Emphasis on building relationships ▪ We know our markets; what works, and what does not work q Strong credit culture ▪ Diversification ▪ In-depth knowledge of our customers and markets ▪ Underwriting discipline q Low cost, stable, core funding – starts at relationship level q Expense management and control q Clean balance sheet, solid capital ratios and intense focus on effective capital deployment q Identify, hire, motivate and retain talented individuals to carry out our relationship strategies q Sustain long-term growth through combination of organic and acquisitive growth ▪ Higher lending limits provide enhanced middle market lending growth opportunities ▪ Opportunities for fee income growth from Wealth Management and Mortgage Banking synergies ▪ Enhancing preparedness for future acquisitive growth opportunities 6

The Premier Midwest Community Bank CHFC is Largest MI-Headquartered Banking Company (1) CHFC Operating Markets Deposit Deposits in Market Number of Market Market Share Rank Branches ($000) Share (%) Northern Michigan Southeast Michigan East Michigan 1 48 4,327,509 26.3% West Michigan Northern Michigan 1 49 2,441,058 19.0% Northeast Ohio South and West Michigan 2 61 3,597,784 9.2% East Michigan Southeast Michigan 10 28 2,757,064 1.9% South Michigan Mahoning Valley (Ohio) Ohio (Mahoning Valley and Northeast) 14 25 1,404,211 1.3% Source: S&P Global Market Intelligence. Deposit data as of 6/30/2018. Note: CHFC’s two branches in Northern Indiana are excluded from the South Michigan region. 7 (1) Local is defined as banks headquartered in Michigan

All Major MI Markets & OH Growth Opportunity Southeast Michigan represents more than 50% of Michigan GDP – a significant opportunity with recent market disruption Southwest MI East MI Northern MI Southeast MI Ohio Deposits / Rank $3.6 #2 Deposits / Rank $4.3 #1 Deposits / Rank $2.4 #1 Deposits / Rank $2.8 #10 Deposits / Rank $1.4 #14 CHFC Footprint By State By Regional Market(1) Southwest East Northern Southeast Michigan MI OH MI MI MI MI OH Penetration Total Deposits ($B)(2) $13.1 $1.4 $3.6 $4.3 $2.4 $2.8 $1.4 Market Share Rank(2) 7 23 2 1 1 10 14 Deposit Market Share (%)(2) 6.0% 0.4% 9.2% 26.3% 19.0% 1.9% 1.3% Market Information (as a % of): % of State GDP (3) 12% 2% —% 52% 21% % of State Deposits (3) 18% 8% 6% 66% 33% 98% % of State Businesses (3) 25% 13% 11% 47% 39% 96% % of State Population (3) 25% 13% 9% 50% 37% 97% (1) Considered the largest Metropolitan Statistical Area for each region. The Northern Michigan region does not have a Metropolitan Statistical Area as defined by the Bureau of Economic Analysis (2) Source: S&P Global Market Intelligence, data as of 6/30/18. 8 (3) Source: USDOC’s Bureau of Economic Analysis.

EPS Growth Translates to Strong Shareholder Return Diluted EPS, Excluding Significant Items, Total Shareholder Return (%)(4) Growth(1) CHFC ’13-Q3 '18 Diluted EPS CAGR: ’13-Sep’18 Total Return CAGR: 15.1% CHFC: 14.6% $4.00 $3.91 40% Peer Group: 9.8% $3.50 36.4% 150% Diluted EPS, Excluding Significant Items $3.06 27.8% 30% $2.88 $3.00 125% $2.54 $2.39 $2.50 YoY Growth (%) ) $2.17 20% $2.11 $2.08 91.4% $ $2.00 $2.00 20.4% 100% ( $1.97 13.4% S $2.00 P 15.7% E 14.3% 8.1% 12.5% 10% 75% $1.50 5.5% 11.7% 6.3% 55.7% $1.00 50% 0% $0.50 (7.9)% 25% Total Shareholder Return (%) Total $0.00 -10% 0% 2013 2014 2015 2016 2017 Q3 YTD '18 (2) -25% 2 Q Q Q 2 Q Q Q 2 Q Q Q 2 Q Q Q 2 Q Q Q 0 0 0 0 0 CHFC GAAP EPS 1 2 3 1 2 3 1 2 3 1 2 3 1 2 3 1 1 1 1 1 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' 3 4 5 6 7 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 4 4 4 5 5 5 6 6 6 7 7 7 8 8 8 Y Y Y Y Y CHFC Diluted EPS, Excluding Significant Items(1) E E E E E CHFC Diluted EPS, Excluding Significant Items, YoY Growth (1) Peer Median(3) CHFC Peer Median, Adjusted Diluted EPS YoY Growth(3) Source: CHFC data per Company Documents, Peer data per S&P Global Market Intelligence; Market data as of 10/30/2018 (1) Diluted EPS, excluding significant items, is a non-GAAP financial measure. There were no significant items for CHFC in the nine months ended September 30, 2018. Peer EPS excludes extraordinary items. Please refer to the Appendix for a reconciliation of non-GAAP financial measures for CHFC calculations. (2) Nine months ended September 30, 2018 results are annualized for comparison purposes. (3) Peers include nationwide banks with $10 billion to $25 billion in total assets. 9 (4) Includes cash dividends paid on common shares.

Consistent EPS Growth Performance Consistent EPS Growth Performance • Consistent growth and performance for shareholders through economic cycles • Mergers and acquisitions have created the opportunity to strengthen the foundation for delivering sustainable, strong EPS growth into the future Performance & Expectations Analyst Consensus $1.20 $1.00 $0.80 e r a h S r $0.60 e P $ $0.40 $0.20 $0.00 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 9 0 0 1 1 2 2 3 3 4 4 5 5 6 6 7 7 8 8 9 9 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q 4 2 4 2 4 2 4 2 4 2 4 2 4 2 4 2 4 2 4 2 4 S&P Core EPS Common Dividend Consensus EPS Consensus Dividend 10 Source: S&P Global Market Intelligence analyst consensus estimates as of 10/30/2018

Performance Metrics ROAA(1)(%) ROATCE(1)(%) 1.41% 1.5% 1.36% 20.0% 18.0% 18.0% 1.3% 14.6% 15.2% 1.11% 16.0% 13.7% 1.03% 1.05% 1.04% 1.02% 12.9% 15.6% 1.1% 14.0% 11.4% 11.4% 11.2% 11.2% 10.2% 1.03% 1.19% 0.81% 1.19% 12.0% 12.5% 12.7% 11.5% 0.9% 0.95% 0.95% 0.96% 1.02% 1.09% 12.1% 12.0% 0.90% 10.0% 10.4% 0.7% 8.0% 2013 2014 2015 2016 2017 Q3 YTD'18 Ann. 2013 2014 2015 2016 2017 Q3 YTD'18 Ann. CHFC, GAAP CHFC, GAAP CHFC, excluding significant items (2) CHFC, excluding significant items (2) EfficiencyPeer M eRatio,dian (5) non-GAAP(1)(%) DividendsPeer Median (5per) Share ($) 70.0% 67.2% $1.24 64.2% 65.3% $1.06 $1.10 66.0% 62.4% 63.2% $1.25 $0.94 $1.00 60.9% 60.1% $0.87 62.0% 58.7% $1.00 63.6% 62.3% 58.4% 57.4% 58.0% 54.9% $0.75 59.4% 51.9% 54.0% $0.50 54.4% 54.0% 50.0% 51.9% $0.25 2013 2014 2015 2016 2017 Q3 YTD'18 Ann. 2013 2014 2015 2016 2017 2018 CHFC, GAAP CHFC, adjusted (3) CHFC Peer Median (4) Source: S&P Global and Company Documents; Data as of 10/30/18 (1) ROAA and ROATCE, excluding significant items, and the adjusted efficiency ratio are non-GAAP financial measures. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. (2) CHFC Income excludes merger and acquisition expenses, restructuring expenses , gains on sales of branches, a fourth quarter of 2017 charge to income tax due to revaluation of net deferred tax asset and the fourth quarter 2017 losses on sales of investment securities taken as a treasury and tax management objective. Peer income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to the Appendix for a reconciliation of CHFC non-GAAP financial measures. (3) Peers include nationwide banks with $10 billion to $25 billion in total assets as of the most recent quarter; ratios are presented on an “adjusted” basis, see footnote 3. 11

Balance Sheet Metrics Common Equity Tier 1 Capital(1)(%) Total Risk-Based Capital Ratio(1)(%) 12.0% 16.0% 11.7% 14.7% 11.5% 14.3% 11.5% 11.3% 11.3% 14.0% 13.3% 13.4% 13.3% 13.5% 14.0% 12.4% 11.8% 11.5% 11.2% 11.0% 10.7% 12.0% 11.0% 10.6% 10.4% 10.5% 10.2% 10.0% 10.0% 8.0% 2015 2016 2017 Q3 2018 2013 2014 2015 2016 2017 Q3 2018(3) CHFC Peer Median (2) CHFC Peer Median (2) Tangible Shareholders' Equity to Tangible Assets(4) (%) 10.00% 9.4% 9.2% 9.2% 9.2% 9.0% 8.9% 9.00% 9.4% 8.5% 8.3% 8.3% 8.0% 8.8% 8.00% 7.00% 6.00% 2013 2014 2015 2016 2017 Q3 2018 CHFC Peer median(2) Source: S&P Global and Company Documents; Peer Data for Common Equity Tier 1 Capital and Tangible Shareholders' Equity to Tangible Assets as of 11/1/18 (1) 2018, 2017, 2016 and 2015 are under Basel III transitional and 2014 and 2013 are under Basel I. Q3 2018 is estimated for CHFC. (2) Peers include nationwide banks with $10 billion to $25 billion in total assets as of the most recent quarter. (3) Total Risk-Based Capital Ratio Peer Data reported using 2nd Quarter of 2018 data as of 8/8/18. 12 (4) Tangible shareholders' equity to tangible assets is a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures.

Closing Comments q Emphasize our strategy of being the Premier Midwest Community Bank through our Big Four Initiatives, which represent our top four initiatives for this year ◦ Generating strategic organic loan and deposit growth ◦ Increasing our operating efficiency and accountability ◦ Developing an exceptional customer service model ◦ And creating the Chemical Culture q Implementation of our Big Four Initiatives ◦ Successful recruiting of who we believe to be the top commercial lenders to drive growth in West Michigan, Southeast Michigan and the Cleveland markets ◦ Targeting lending growth in products with higher returns, more complete customer relationships - middle market, commercial lending, commercial finance and asset-based lending ◦ Upgrading our core operating systems to assist our preparation for future growth, regulatory compliance and customer satisfaction ◦ Becoming Detroit's Hometown Bank with the move of our headquarters to Detroit 13

Supplemental Information

Third Quarter 2018 Highlights (in thousands, except per share data) Q3 2018 Q2 2018 Q3 2017 Income Statement Q3 2018 Highlights Net Income $ 70,397 $ 68,988 $ 40,459 Diluted EPS Net Income, excl. significant items(1) 70,397 68,988 54,241 Diluted earnings per share 0.98 0.96 0.56 $0.98 Diluted earnings per share, excl. significant items(1) 0.98 0.96 0.76 Return on average assets 1.37% 1.39% 0.86% ROATCE(1) Return on average assets, excl. significant items(1) 1.37% 1.39% 1.15% 17.5% Return on average shareholders' equity 10.2% 10.2% 6.1% Return on average shareholders' equity, excl significant items(1) 10.2% 10.2% 8.2% Adjusted (1) Efficiency ratio 55.6% 53.5% 68.0% Efficiency Ratio Adjusted efficiency ratio(1) 52.8% 51.2% 51.2% 52.8% Net interest margin (GAAP) 3.42% 3.54% 3.40% Net interest margin (FTE)(1) 3.48% 3.59% 3.48% Total Loans Balance Sheet Total loans $ 14,796,252 $14,579,693 $13,833,368 $14.8 billion Total deposits 15,444,852 14,551,536 13,805,245 Total assets 20,905,489 20,282,603 19,354,308 Total Deposits Book value per share 39.04 38.52 37.57 $15.4 billion Tangible book value per share(1) 22.87 22.33 21.36 Asset Quality Nonperforming loans/total loans 0.65% 0.46% 0.39% 15 Net loan charge-offs/average loans 0.05% 0.12% 0.10% (1) Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

Income Statement Summary FinancialFinancial Highlights Highlights FinancialFinancial Highlights Highlights 2018 2018 2017 Prior Quarter Comparison (in thousands except per share data) 3rd Qtr. 2nd Qtr. 3rd Qtr. ▪ Higher net interest income in Q3 2018 compared to Q2, due to higher average Net interest income $ 159,481 $ 157,537 $ 143,628 balances and yields earned on loans and Provision for loan losses 6,028 9,572 5,499 investment securities, partially offset by an Noninterest income 37,917 38,018 32,122 increase in average deposit balances and cost Operating expenses 109,661 104,561 119,539 of funds Operating expenses, core(1) 106,499 102,845 95,241 ▪ Decrease in noninterest income compared to Merger expenses — — 2,379 Q2 2018 primarily due to a decrease in wealth management revenue, partially offset by the Restructuring expenses — — 18,824 change in the impact to earnings from the change Impairment of income tax credits 3,162 1,716 3,095 in fair valuation in loan servicing rights Net income $ 70,397 $ 68,988 $ 40,459 ▪ Operating expenses in Q3 2018 increased Net income, excl. significant items(1) $ 70,397 $ 68,988 $ 54,241 primarily due to increases in outside Diluted EPS $ 0.98 $ 0.96 $ 0.56 processing and service fees, occupancy expense, and salaries, wages and benefits Diluted EPS, excl. significant items(1) $ 0.98 $ 0.96 $ 0.76 Return on Avg. Assets 1.37% 1.39% 0.86% ▪ Decrease in Q3 2018 provision for loan losses, primarily due to lower originated loan growth Return on Avg. Shareholders’ Equity 10.2% 10.2% 6.1% and improvements in the collateral position on (1) Return on Avg. Tangible Shareholders’ Equity 17.5% 17.8% 10.9% loans evaluated for impairment and overall Efficiency Ratio 55.6% 53.5% 68.0% credit quality Efficiency Ratio - Adjusted(1) 52.8% 51.2% 51.2% (1) Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 16

Net Income NetNet IncomeIncome, Trending excluding Upward significant ($ Millions, items except ($ EPS Millions, data) except EPS data) 2017 Total: $149.5(1); $219.6(2)(3) 2018 Total: $211.0(1) $70.4 $1.20 $71.6 $69.0 $1.00 $60.0 $54.3(2)(3) $53.2 $0.98 $13.8 $2.7 $0.3 $0.80 e m (3) o $40.0 $0.70 S c P n $0.60 I E t e N $52.0 $47.6 $0.40 $20.0 $40.5 $0.20 $9.4 $0.0 $0.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2018 Significant items (after-tax) Net Income __ Diluted EPS, excluding significant items (non-GAAP) (3) (1)Net Income (2) Net Income, excluding significant items for each of the three month periods in 2017. 17 (3)Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures.

Loan Portfolio Composition ($ Millions) September 30, 2017 $13,833 September 30, 2018 $14,796 Loan Growth - Twelve Months Ended $2,475 $2,350 $3,320 September 30, 2018 $3,720 $963 $(125) $3,392 $3,221 $1,718 $1,898 $2,515 $171 $2,740 $400 $622 $501 $121 $74 $83 $(9) $225 $180 n Commercial n CRE owner-occupied n CRE non-owner occupied n CRE vacant land n Real estate construction n Residential n Consumer 18

Loan Growth ($ Millions) Quarterly Loan Growth Trends $500 $394 $400 $322 $361 $300 $282 $166 $217 $200 $63 $100 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 - $1,164 2018 - $641 Loan Growth - 2017 Total Loan Growth - 2018 YTD n Commercial $(92) n $1,164 CRE owner- $641 $132 $169 occupied $139 n CRE non-owner- $165 $116 occupied $48 $334 $(6) n CRE vacant Land $170 n RE construction $133 $390 n Residential $85 n Consumer $22 19

Loan Growth – Originated v. Acquired LoanLoan GrowthGrowth (Run-off) (Run-off) ($ ($Millions) Millions) Q3 2018 Q2 2018 Q1 2018 Q3 2017 2017 Total Originated Loan Portfolio Commercial $ 197 $ 268 $ 78 $ 71 $ 507 CRE/RE Construction 142 265 154 139 1,046 Residential 124 122 72 197 491 Consumer (15) 29 (39) 89 244 Total Originated Loan Portfolio Growth $ 448 $ 684 $ 265 $ 496 $ 2,288 Acquired Loan Portfolio Commercial $ (54) $ (118) $ (37) $ (111) $ (338) CRE/RE Construction (97) (123) (81) (92) (348) Residential (57) (62) (60) (102) (326) Consumer (23) (20) (24) (25) (112) Total Acquired Loan Portfolio Run-off $ (231) $ (323) $ (202) $ (330) $ (1,124) Total Loan Portfolio Commercial $ 143 $ 150 $ 41 $ (40) $ 169 CRE/RE Construction 45 142 73 47 698 Residential 67 60 12 95 165 Consumer (38) 9 (63) 64 132 Total Loan Portfolio Growth $ 217 $ 361 $ 63 $ 166 $ 1,164 20

Deposit Composition TotalTotal DepositsDeposits ($ ($ Billions) Billions) Total Deposits – September 30, 2017 Deposit Growth Total Deposits – September 30, 2018 $13.8 billion $1.6 billion, 11.9%(1) $15.4 billion $0.4 $0.9 $3.0 $3.7 $0.3 $4.0 $0.5 $3.3 $3.7 $3.0 $0.5 $3.0 $0.3 $4.2 n Noninterest-bearing demand n Interest-bearing checking n Savings and money market n Other time deposits n Brokered deposits Average Deposits ($ Millions) & Cost of Deposits(2) (%) s $14,000 0.75% t i $13,975 s $13,765 $13,603 d o $13,389 $12,999 $13,022 0.72% i p a e P D e t e a g $14,936 0.56% R a $9,000 0.50% r t s e e v 0.46% r A e t l 0.42% n a I t 0.28% 0.38% o T 0.33% $4,000 0.25% Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2018 Deposits Cost of Deposits (1)Comprised of $1.1 billion of growth in customer deposits. 21 (2)Cost of deposits based on period averages.

Funding Breakdown ($ Billions) June 30, 2018 September 30, 2018 $17.3 billion $17.9 billion Average cost of wholesale Average cost of wholesale borrowings – 1.80% Interest and borrowings – 1.97% noninterest- n Deposits: bearing, checking, savings, money market n Time deposits $3.0 $3.5 $0.4 $0.4 n Collateralized customer deposits $3.3 $10.2 $11.2 $3.2 n Wholesale borrowings (at September 30, 2018: brokered deposits - $0.9 billion, short and long term borrowings - $2.1 billion) Average Cost of Funds Q2 2018 – 0.76% Average Cost of Funds Q3 2018 – 0.88% 22

Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses (Originated loan portfolio) $9.6 $10.0 $8.1 $6.2 $6.3 $4.9 $5.1 $4.1 $4.3 $5.0 $3.4 $2.0 $3.5 $1.2 $3.5 $1.4 $0.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2018 Provision for Loan Losses Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) $104 $120 $92 $76 $73 $78 $60 $97 $62 $63 ALL $51 $44 $0 NPLs YE 2014 YE 2015 YE 2016 YE 2017 Q3 2018 Originated Loans ($ billions) $5.0 $5.8 $7.5 $9.8 $11.1 Acquired Loans ($ billions) 0.7 1.5 5.5 4.4 3.7 Total Loans ($ billions) $5.7 $7.3 $13.0 $14.2 $14.8 Originated ALL $76 $73 $78 $92 $103 Acquired ALL — — — — 1 Total ALL $76 $73 $78 $92 $104 Originated ALL/ Originated Loans 1.51% 1.26% 1.05% 0.94% 0.93% NPLs/ Total Loans 0.89% 0.86% 0.34% 0.45% 0.65% Credit Mark as a % of Unpaid Principal on Acquired Loans 5.4% 4.4% 3.1% 2.4% 1.7% 23

Net Interest Income, Net Interest Margin and Loan Yields Quarterly(Quarterly Trend Trend) Net Interest Income Net Interest Margin(1) and Loan Yields 5.00% $157.5 $159.5 4.63% 4.68% $160 4.48% $151.9 4.22% 4.31% 4.31% $145.9 4.11% $143.6 $137.9 $140 3.59% 3.49% 3.48% 3.48% 3.47% 3.56% 3.48% $130.1 0.26% 0.12% 0.21% 0.23% 0.22% 0.29% 0.23% $120 ) 2.50% s n o i l l i $100 M ( $ $80 $60 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 $40 2017 2018 Loan Yields Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2018 Purchase Accounting Accretion on Loans (1) Net Interest Income Net Interest Margin (1) Computed on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21% for each of the three month periods in 2018 and 35% for each of the 24 three months periods in 2017. The presentation of net interest income on a FTE basis is not in accordance with GAAP, but is customary in the banking industry. Please refer to the Appendix for a reconciliation of non-GAAP financial measures.

Non-Interest Income Quarterly $50.0 $41.6 $40.6 $38.0 $38.0 $37.9 $9.9 $12.5 $9.2 $32.1 $32.3 $8.8 $9.8 ) $5.2 s $7.9 n $8.8 o i l l i $25.0 $8.0 $8.6 $8.5 $8.2 M ( $9.1 $ $7.0 $9.1 $5.8 $6.3 $7.2 $6.0 $6.2 $6.5 $15.9 $15.0 $13.9 $11.6 $13.3 $13.4 $8.8 $0.0 Q1 Q2 Q3 Q4 (1) Q1 Q2 Q3 2017 2018 Other Wealth Management (2) Service Charges and Fees on Deposit Accounts Net Gain on Sale of Loans and other Mortgage Banking Revenue (1) Significant items: Q4 2017 included a $7.6 million loss on investment securities as part of our treasury and tax management objectives. 25 (2) Includes impact of change in fair value of loan servicing rights.

Operating Expenses QuarterlyQuarterly $119.5 $120.0 $2.7 $3.2 $109.7 $21.2 $3.2 $104.2 $1.0 $104.5 $100.0 $101.6 $1.7 $4.2 $98.2 $1.6 $0.5 $2.5 $8.1 $8.5 $3.1 $8.1 $6.2 $7.7 $8.2 $7.6 $7.1 $7.4 $8.0 $8.0 $7.7 $8.7 $6.9 $7.5 ) s n o i l l i $60.0 $100.0(1) $56.2 M ( $55.6 $55.6 $59.9 $52.2 $52.6 (1) $ $47.4 $102.8 (1) (1) $106.5 (1) (1) $95.2 $100.0 $97.7 $91.3(1) (3)(3) $32.4 $28.7 $28.4 $24.2 $28.1 $27.7 $28.1 $0.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2018 Other (3) Compensation Occupancy (2) Equipment Core system transformation costs Impairment Related to Historic Tax Credits Merger & Restructuring Expenses (1) Represents operating expenses, core, a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 26 (2) Segregated for this chart, but otherwise included in Other, Equipment and Compensation expenses. (3) Core system transformation costs of $0.2 million included in Other expenses for the 4th quarter of 2017.

Capital Tangible Book Value and Capital Ratios CHFC CHFC CHFC CHFC CHFC 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 Tangible Book Value / Share(1) $21.36 $21.21 $21.68 $22.33 $22.87 Tangible Common Equity / Tangible Assets(1) 8.3% 8.3% 8.3% 8.3% 8.3% Tier 1 Capital(2) 10.5% 10.2% 10.4% 10.5% 10.9% Total Risk-Based Capital(2) 11.2% 11.0% 11.2% 11.4% 11.7% Tangible Book Value per Share(2) (TBV) Roll Forward $30 $3.83 $22.87 $21.36 $(1.18) $20 $(0.46) $(0.68) $10 $0 ) . ) 017 ms nds Adj s(3 018 0, 2 t Ite vide CI tem 0, 2 pt 3 ican Di AO nt I pt 3 Se nif ifica Se V @ . Sig ign V @ TB (Ex S TB me Inco Net (1)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (2)Estimated at September 30, 2018 (3)Significant items include fourth quarter of 2017 merger and restructuring expenses, the revaluation of net deferred tax assets and losses on sales of investment securities as part 27 of our treasury and tax management objectives.

Non-GAAP Reconciliation (Dollars in thousands, except per share data) Q3 2018 Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Shareholders’ equity $ 2,788,924 $ 2,750,999 $ 2,704,703 $ 2,668,749 $ 2,673,089 $ 2,639,442 $ 2,600,051 Goodwill, CDI and non-compete agreements, net of tax (1,155,083) (1,156,307) (1,157,505) (1,158,738) (1,153,576) (1,153,595) (1,154,915) Tangible shareholders’ equity $ 1,633,841 $ 1,594,692 $ 1,547,198 $ 1,510,011 $ 1,519,513 $ 1,485,847 $ 1,445,136 Common shares outstanding 71,438 71,418 71,350 71,207 71,152 71,131 71,118 Book value per share $ 39.04 $ 38.52 $ 37.91 $ 37.48 $ 37.57 $ 37.11 $ 36.56 Tangible book value per share $ 22.87 $ 22.33 $ 21.68 $ 21.21 $ 21.36 $ 20.89 $ 20.32 Total assets $20,905,489 $20,282,603 $19,757,510 $19,280,873 $19,354,308 $18,781,405 $17,636,973 Goodwill, CDI and non-compete agreements, net of tax (1,155,083) (1,156,307) (1,157,505) (1,158,738) (1,153,576) (1,153,595) (1,154,915) Tangible assets $19,750,406 $19,126,296 $18,600,005 $18,122,135 $18,200,732 $17,627,810 $16,482,058 Tangible shareholders’ equity to tangible assets 8.3% 8.3% 8.3% 8.3% 8.3% 8.4% 8.8% Net income $ 70,397 $ 68,988 $ 71,596 $ 9,446 $ 40,459 $ 52,014 $ 47,604 Significant items, net of tax(1) — — — 53,240 13,782 302 2,709 Net income, excl. significant items(1) $ 70,397 $ 68,988 $ 71,596 $ 62,686 $ 54,241 $ 52,316 $ 50,313 Diluted earnings per share $ 0.98 $ 0.96 $ 0.99 $ 0.13 $ 0.56 $ 0.73 $ 0.67 Effect of significant items, net of tax(1) — — — 0.74 0.20 0.73 0.70 Diluted earnings per share, excl. significant items(1) $ 0.98 $ 0.96 $ 0.99 $ 0.87 $ 0.76 $ 0.73 $ 0.70 Average assets $20,501,223 $19,850,993 $19,457,877 $19,207,430 $18,858,148 $18,264,699 $17,474,019 Return on average assets 1.37% 1.39% 1.47% 0.20% 0.86% 1.14% 1.09% Effect of significant items, net of tax(1) —% —% —% 1.11% 0.29% 0.01% 0.06% Return on average assets, excl. significant items(1) 1.37% 1.39% 1.47% 1.31% 1.15% 1.15% 1.15% Average shareholders’ equity $ 2,769,101 $ 2,707,346 $ 2,668,325 $ 2,676,029 $ 2,643,233 $ 2,606,517 $ 2,584,501 Average goodwill, CDI and noncompete agreements, net of tax 1,155,679 1,156,877 1,158,084 1,156,122 1,153,394 1,154,229 1,155,177 Average tangible shareholders' equity 1,613,422 1,550,469 1,510,241 1,519,907 1,489,839 1,452,288 1,429,324 Return on average shareholders’ equity 10.2% 10.2% 10.7% 1.4% 6.1% 8.0% 7.4% Effect of significant items, net of tax(1) —% —% —% 8.0% 2.1% —% 0.4% Return on average shareholders’ equity, excl. significant items(1) 10.2% 10.2% 10.7% 9.4% 8.2% 8.0% 7.8% Return on average tangible shareholders’ equity 17.5% 17.8% 19.0% 2.5% 10.9% 14.3% 13.3% Effect of significant items, net of tax(1) — — — 14.0 3.7 0.1 0.8 Return on average tangible shareholders’ equity, excl. significant items(1) 17.5% 17.8% 19.0% 16.5% 14.6% 14.4% 14.1% (1) "Significant items" include merger and restructuring expenses, the fourth quarter of 2017 charge to income tax expense as a result of the revaluation of the net 28 deferred tax assets and the fourth quarter of 2017 losses on sales of investment securities.

Non-GAAP Reconciliation (Dollars in thousands, except per share data) Q3 2018 Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Efficiency Ratio: Total revenue – GAAP $ 197,398 $ 195,555 $ 192,417 $ 178,224 $ 175,750 $ 179,516 $ 168,107 Net interest income FTE adjustment 2,386 2,331 2,227 3,580 3,260 3,169 3,068 Significant items(1) (932) 27 (3,752) 7,569 4,040 1,725 429 Total revenue – non-GAAP $ 198,852 $ 197,913 $ 190,892 $ 189,373 $ 183,050 $ 184,410 $ 171,604 Operating expenses – GAAP $ 109,661 $ 104,561 $ 101,610 $ 100,022 $ 119,539 $ 98,237 $ 104,196 Merger and restructuring expenses — — — (2,567) (21,203) (465) (4,167) Impairment of income tax credits (3,162) (1,716) (1,634) (6,157) (3,095) — — Operating expenses, core – non-GAAP 106,499 102,845 99,976 91,298 95,241 97,772 100,029 Amortization of intangibles (1,426) (1,425) (1,439) (1,525) (1,526) (1,525) (1,513) Operating expenses, efficiency ratio - excluding merger & restructuring expenses, impairment of income tax credits and amortization of intangibles - non-GAAP $ 105,073 $ 101,420 $ 98,537 $ 89,773 $ 93,715 $ 96,247 $ 98,516 Efficiency ratio – GAAP 55.6% 53.5% 52.8% 56.1% 68.0% 54.7% 62.0% Efficiency ratio – adjusted – non-GAAP 52.8% 51.2% 51.6% 47.4% 51.2% 52.2% 57.4% Net Interest Margin: Net interest income – GAAP $ 159,481 $ 157,537 $ 151,863 $ 145,905 $ 143,628 $ 137,948 $ 130,097 Adjustments for tax equivalent interest: Loans 767 737 750 855 824 814 808 Investment securities 1,619 1,594 1,477 2,725 2,436 2,355 2,260 Total taxable equivalent adjustments 2,386 2,331 2,227 3,580 3,260 3,169 3,068 Net interest income (on a tax equivalent basis) $ 161,867 $ 159,868 $ 154,090 $ 149,485 $ 146,888 $ 141,117 $ 133,165 Average interest-earning assets $18,490,680 $17,847,262 $17,460,007 $17,138,285 $16,815,240 $16,228,996 $15,395,465 Net interest margin – GAAP 3.42% 3.54% 3.51% 3.39% 3.40% 3.41% 3.41% Net interest margin – on a tax-equivalent basis– non-GAAP 3.48% 3.59% 3.56% 3.47% 3.48% 3.48% 3.49% (1) "Significant items" include 2017 merger and restructuring expenses, the fourth quarter of 2017 charge to income tax expense as a result of the revaluation of the 29 net deferred tax assets and the fourth quarter of 2017 losses on sales of investment securities as part of our treasury and tax management objectives.

Non-GAAP Reconciliation (Dollars in thousands, except per share data) YTD Sept. 30, 2018 2017 2016 2015 2014 2013 Net income $ 210,981 $ 149,523 $ 108,032 $ 86,830 $ 62,121 $ 56,808 Significant items, net of tax(1) — 70,033 35,695 5,484 4,555 — Net income, excl. significant items(1) $ 210,981 $ 219,556 $ 143,727 $ 92,314 $ 66,676 $ 56,808 Diluted earnings per share $ 2.93 $ 2.08 $ 2.17 $ 2.39 $ 1.97 $ 2.00 Effect of significant items, net of tax(1) — 0.98 0.71 0.15 0.14 — Diluted earnings per share, excl. significant items(1) $ 0.98 $ 3.06 $ 2.88 $ 2.54 $ 2.11 $ 2.00 Average assets $ 19,946,039 $ 18,465,156 $ 12,037,155 $ 8,481,228 $ 6,473,144 $ 5,964,592 Return on average assets 1.41% 0.81% 0.90% 1.02% 0.96% 0.95% Effect of significant items, net of tax(1) —% 0.38% 0.29% 0.07% 0.07% —% Return on average assets, excl. significant items(1) 1.41% 1.19% 1.19% 1.09% 1.03% 0.95% Efficiency Ratio: Total revenue – GAAP $ 585,370 $ 701,597 $ 503,431 $ 354,224 $ 275,646 $ 257,056 Net interest income FTE adjustment 6,944 13,077 9,642 7,452 5,975 5,355 Loan servicing rights change in fair value (gains) losses (4,654) 6,375 (5,112) — — — Gain on sale of branch offices — — (7,391) — — — Losses (gains) from sale of investment securities and closed branch locations (3) 7,388 (669) (779) — (1,133) Total revenue – Non-GAAP $ 587,657 $ 721,049 $ 507,961 $ 361,676 $ 281,621 $ 262,411 Operating expenses – GAAP $ 315,832 $ 421,994 $ 338,418 $ 223,894 $ 179,925 $ 164,948 Merger and restructuring expenses — (28,402) (61,134) (7,804) (6,388) — Impairment of income tax credits (6,512) (9,252) — — — — Operating expenses, core - Non-GAAP 309,320 384,340 277,284 216,090 173,537 164,948 Amortization of intangibles (4,290) (6,089) (5,524) (4,389) (2,029) (1,909) Operating expenses, efficiency ratio -excluding merger & restructuring expenses, impairment of income tax credits and amortization of intangibles - Non-GAAP $ 305,030 $ 378,251 $ 271,760 $ 211,701 $ 171,508 $ 163,039 Efficiency ratio – GAAP 54.0% 60.1% 67.2% 63.2% 65.3% 64.2% Efficiency ratio – adjusted 51.9% 51.9% 54.4% 58.7% 60.9% 62.4% (1) Significant items include merger and restructuring expenses, the charge to income tax expense as a result of the revaluation of the net deferred tax assets, the fourth quarter of 2017 losses on sales of investment securities. 30 (2) Significant items include loan servicing rights change in fair value and losses (gains) on sales of investment securities and closed branches.

Non-GAAP Reconciliation (Dollars(Dollars inin thousands)thousands, except per share data) YTD Sept. 30, 2018 2017 2016 2015 2014 2013 Average Tangible Common Equity Average common equity $ 2,720,820 $ 2,627,862 $ 1,546,721 $ 919,328 $ 754,211 $ 626,555 Average goodwill, CDI and noncompete agreements, net of tax (1,156,870) (1,155,734) (582,536) (245,894) (157,634) (127,363) Average tangible common equity $ 1,563,950 $ 1,472,128 $ 964,185 $ 673,434 $ 596,577 $ 499,192 Return on Average Tangible Shareholders’ Equity Net Income $ 210,981 $ 149,523 $ 108,032 $ 86,830 $ 62,121 $ 56,808 Net income, excluding significant items(1) $ 210,981 $ 219,556 $ 143,727 $ 92,314 $ 66,676 $ 56,808 Average tangible shareholders’ equity $ 1,563,950 $ 1,472,128 $ 964,185 $ 673,434 $ 596,577 $ 499,192 Return on average tangible shareholders’ equity(2) 10.3% 10.2% 11.2% 12.9% 10.4% 11.4% Return on average tangible shareholders’ equity, excluding significant items(1)(2) 10.3% 14.9% 14.9% 13.7% 11.2% 11.4% (1) Significant items include merger and restructuring expenses, fourth quarter of 2017 losses on sales of investment securities, gains on sales of branches, and fourth quarter of 2017 revaluation of net deferred tax assets. (2) Nine months ended September 30, 2018 is annualized. 31